UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2016

AGRITEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15673	20-8484256
(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Avenue, Suite 500 Miami, FL	33131
(Address of principal executive offices)	(Zip code)

(310) 205-2560
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2015, Agritek Holdings, Inc. (the “Company”) and the Agritek Venture Holdings, Inc.(“AVHI”), the Company’s wholly owned subsidiary entered into a Deed in Lieu of Foreclosure Agreement (the “Agreement”) with Tonaquint, Inc. (the “Tonaquint”), pursuant to which in exchange for the Company conveying its’ interest in the Company’s Nevada owned real estate (the “Property”) Tonaquint agreed to refrain and forbear from exercising and enforcing its remedies under that certain secured convertible promissory note dated January 31, 2014 in the original principal amount of $1,660,000 (the “Note”). Additionally, the Company received $25,000 and a reduction of the Note balance of $500,000. AVHI previously paid approximately $225,000 for the Property. After the transaction the balance of the Note was approximately $311,000.

The foregoing description of the Agreement is qualified in its entirety by reference to the Deed in Lieu of Foreclosure Agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this Current Report on Form 8-K.

On January 6, 2016, the Company accepted and agreed to a Debt Purchase Agreement (the “DPA”), whereby LG Capital Funding, LLC (“LG”) acquired a convertible promissory note from Vis Vires Group Inc. The Company issued an 8% Replacement Note to LG for $53,613 (the “First Replacement Note”). The First Replacement Note is due January 5, 2017 and is convertible into shares of the Company’s common stock at any time at the discretion of LG at a variable conversion price (“VCP”). The VCP is calculated as the lowest trading price during the eighteen (18) trading days immediately prior to the conversion date multiplied by fifty eight percent (58%), representing a forty two percent (42%) discount.

The foregoing description of the First Replacement Note does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 19, 2016, the Company accepted and agreed to a DPA, whereby LG acquired $157,500 of the Tonaquint Note in exchange for $75,000. The Company issued an 8% Replacement Note to LG for $157,500 (the “Second Replacement Note”). The Second Replacement Note is due January 19, 2017 and is convertible into shares of the Company’s common stock at any time at the discretion of LG at a VCP. The VCP is calculated as the lowest trading price during the eighteen (18) trading days immediately prior to the conversion date multiplied by fifty eight percent (58%), representing a forty two percent (42%) discount.

The foregoing description of the Second Replacement Note does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 19, 2016, the Company accepted and agreed to a DPA, whereby Cerebrus Finance Group, LTD (“Cerebrus”) acquired $156,749.09 of the Tonaquint Note in exchange for $75,000. The Company issued an 8% Replacement Note to Cerebrus for $156,749.09 (the “Third Replacement Note”). The Third Replacement Note is due January 19, 2017 and is convertible into shares of the Company’s common stock at any time at the discretion of LG at a VCP. The VCP is calculated as the lowest trading price during the eighteen (18) trading days immediately prior to the conversion date multiplied by fifty eight percent (58%), representing a forty two percent (42%) discount.

The foregoing description of the Third Replacement Note does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The LG DPA and the Cerebrus DPA resulted in the Tonaquint Note being paid in full, accordingly as of January 19, 2016, the Company does not owe any amounts to Tonaquint.

On January 19, 2016, the Company completed the closing of a private placement financing transaction (the “Transaction”) with LG, pursuant to a Securities Purchase Agreement (the “LG Purchase Agreement”). Pursuant to the LG Purchase Agreement, LG purchased an 8% Convertible Debenture (the “LG Debenture”) in the aggregate principal amount of $76,080.67, and delivered on January 31, 2016, gross proceeds of $62,500.00 excluding transaction costs, fees, and expenses.

Principal and interest is due and payable January 18, 2017, and the LG Debenture is convertible into shares of the Company’s common stock at any time at the discretion of LG at a VCP. The VCP is calculated as the lowest trading price during the eighteen (18) trading days immediately prior to the conversion date multiplied by fifty eight percent (58%), representing a forty two percent (42%) discount.

The Company may prepay the LG Debenture, subject to prior notice to LG within an initial 30 day period after issuance, by paying an amount equal to 118% multiplied by the amount that the Company is prepaying. For each additional 30 day period the amount being prepaid is multiplied by an additional 6%, up to a maximum of 148% on the 180th day from issuance. Beginning on the 180th day after the issuance of the LG Debenture, the Company is not permitted to prepay the LG Debenture, so long as the LG Debenture is still outstanding, unless the Company and LG agree otherwise in writing.

The foregoing description of the LG Purchase Agreement and the LG Debenture does not purport to be complete and is qualified in its entirety by reference to the full text of each document, which are filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On January 19, 2016, the Company completed the closing of a private placement financing transaction (the “Transaction”) with Cerebrus, pursuant to a Securities Purchase Agreement (the “Cerebrus Purchase Agreement”). Pursuant to the Cerebrus Purchase Agreement, Cerebrus purchased an 8% Convertible Debenture (the “Cerebrus Debenture”) in the aggregate principal amount of $34,775, and delivered on January 25, 2016, gross proceeds of $25,000 excluding transaction costs, fees, and expenses.

Principal and interest is due and payable January 19, 2017, and the Cerebrus Debenture is convertible into shares of the Company’s common stock at any time at the discretion of Cerebrus at a VCP. The VCP is calculated as the lowest trading price during the eighteen (18) trading days immediately prior to the conversion date multiplied by fifty eight percent (58%), representing a forty two percent (42%) discount.

The Company may prepay the Cerebrus Debenture, subject to prior notice to Cerebrus within an initial 30 day period after issuance, by paying an amount equal to 118% multiplied by the amount that the Company is prepaying. For each additional 30 day period the amount being prepaid is multiplied by an additional 6%, up to a maximum of 148% on the 180th day from issuance. Beginning on the 180th day after the issuance of the Cerebrus Debenture, the Company is not permitted to prepay the Cerebrus Debenture, so long as the Cerebrus Debenture is still outstanding, unless the Company and Cerebrus agree otherwise in writing.

The foregoing description of the Cerebrus Purchase Agreement and the Cerebrus Debenture does not purport to be complete and is qualified in its entirety by reference to the full text of each document, which are filed as Exhibits 10.7 and 10.8, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D under the Securities Act. Each investor represented that it was an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act.

ITEM 8.01	OTHER EVENTS

On January 25, 2016, the Company issued a press release announcing the elimination of $500,000 of debt. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Deed in Lieu of Foreclosure Agreement dated December 16, 2015, by and among Agritek Holdings, Inc., Agritek Venture Holdings, Inc. and Tonaquint, Inc.
10.2	Replacement Note dated January 5, 2016, issued to LG Capital Funding, LLC
10.3	Replacement Note dated January 19, 2016, issued to LG Capital Funding, LLC
10.4	Replacement Note dated January 19, 2016, issued to Cerebrus Finance Group, LTD
10.5	Securities Purchase Agreement dated January 19, 2016 by and between Agritek Holdings, Inc. and LG Capital Funding, LLC.
10.6	Convertible Redeemable Note dated January 19, 2016, by and between Agritek Holdings, Inc. and LG Capital Funding, LLC.
10.7	Securities Purchase Agreement dated January 19, 2016 by and between Agritek Holdings, Inc. and Cerebrus Finance Group, LLC.
10.8	Convertible Redeemable Note dated January 19, 2016, by and between Agritek Holdings, Inc. and Cerebrus Finance Group, LLC.
99.1	Press Release dated January 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRITEK HOLDINGS, INC.

Date: February 12, 2016	By:	/s/ B. Michael Friedman
B. Michael Friedman Interim Chief Executive Officer